                       JeffBanks, Inc. and Subsidiaries

                          CONSOLIDATED BALANCE SHEETS

                                                                                          December 31,
                                                                                  ----------------------------
                                                                                      1998            1997
                                                                                  ------------   -------------
                                                                                           (in thousands)
                                      ASSETS
Cash and cash equivalents
   Cash and due from banks ....................................................    $   54,599     $   52,601
   Federal funds sold .........................................................            --         95,236
                                                                                   ----------     ----------
                                                                                       54,599        147,837

Investment securities available for sale ......................................       301,366        364,501
Investment securities held to maturity ........................................           677            682
Mortgages held for sale .......................................................        14,600          4,327
Loans, net ....................................................................     1,202,932        987,681
Premises and equipment, net ...................................................        24,085         19,518
Accrued interest receivable ...................................................        15,929          9,094
Other real estate owned .......................................................         3,114          2,265
Goodwill ......................................................................         4,059          4,435
Other assets ..................................................................        15,745         20,670
                                                                                   ----------     ----------
    Total assets ..............................................................    $1,637,106     $1,561,010
                                                                                   ==========     ==========

                                    LIABILITIES
Deposits
   Demand (non-interest bearing) ..............................................    $  207,881     $  156,167
   Savings and money market ...................................................       465,984        421,321
   Time deposits ..............................................................       477,057        398,476
   Time deposits, $100,000 and over ...........................................       125,358        109,663
                                                                                   ----------     ----------
                                                                                    1,276,280      1,085,627

Securities sold under repurchase agreements ...................................        39,635         70,911
FHLB advances - short term ....................................................        55,000        148,000
FHLB advances - long term .....................................................        54,182         55,511
Subordinated notes and debentures .............................................        32,000         34,750
Guaranteed preferred beneficial interest in the Company's subordinated debt ...        25,300         25,300
Accrued interest payable ......................................................        15,444         15,734
Other liabilities .............................................................         7,587          3,371
                                                                                   ----------     ----------
    Total liabilities .........................................................     1,505,428      1,439,204

                                SHAREHOLDERS' EQUITY
Common stock - authorized, 20,000,000 shares of $1.00 par value; issued and
 outstanding, 10,486,620 and 6,094,000 shares, respectively ...................        10,487          6,094
Additional paid-in capital ....................................................        97,308         95,150
Retained earnings .............................................................        21,933         19,308
Accumulated other comprehensive income ........................................         1,950          1,254
                                                                                   ----------     ----------
    Total shareholders' equity ................................................       131,678        121,806
                                                                                   ----------     ----------
    Total liabilities and shareholders' equity ................................    $1,637,106     $1,561,010
                                                                                   ==========     ==========


                       JeffBanks, Inc. and Subsidiaries
                       CONSOLIDATED STATEMENTS OF INCOME


                                                                            Year ended December 31,
                                                                     --------------------------------------
                                                                         1998          1997         1996
                                                                     ------------   ----------   ----------
                                                                     (in thousands, except per share data)
Interest income
 Loans, including fees ...........................................    $  99,924      $ 87,794     $ 86,145
 Investment securities ...........................................       21,025        18,895       18,548
 Federal funds sold ..............................................        2,544         3,931        2,407
                                                                      ---------      --------     --------
                                                                        123,493       110,620      107,100
                                                                      ---------      --------     --------
Interest expense
 Time deposits, $100,000 and over ................................        6,560         5,482        5,362
 Other deposits ..................................................       42,298        35,294       34,886
 FHLB advances ...................................................        7,303         6,586        6,238
 Subordinated notes and debentures ...............................        3,026         3,095        2,621
 Preferred securities ............................................        2,341         2,119           --
 Securities sold under repurchase agreements .....................        2,192         3,076        2,834
                                                                      ---------      --------     --------
                                                                         63,720        55,652       51,941
                                                                      ---------      --------     --------
   Net interest income ...........................................       59,773        54,968       55,159
Provision for credit losses ......................................        5,963         3,700       10,115
                                                                      ---------      --------     --------
   Net interest income after provision for credit losses .........       53,810        51,268       45,044
                                                                      ---------      --------     --------
Non-interest income
 Service fees on deposit accounts ................................        3,568         3,497        3,284
 Mortgage servicing fees .........................................        1,211         1,103        1,262
 Gain on sales of residential mortgages and capitalized mortgage
   servicing rights ..............................................        3,388         3,105        2,646
 Gain on sales of investment securities ..........................        1,152           515          245
 Merchant credit card deposit fees ...............................        2,420         1,968        1,593
 Credit card fee income ..........................................          797           432          145
 Other ...........................................................        2,679         2,583        1,321
                                                                      ---------      --------     --------
                                                                         15,215        13,203       10,496
                                                                      ---------      --------     --------
Non-interest expense
 Salaries and employee benefits ..................................       24,210        21,693       20,765
 Occupancy expense ...............................................        4,623         4,187        4,205
 Depreciation ....................................................        2,451         2,070        2,023
 FDIC expense ....................................................          124           496           87
 Data processing expense .........................................        1,240           979        1,447
 Legal ...........................................................        1,907         2,234        1,477
 Stationery, printing and supplies ...............................        1,303           957          941
 Shares tax ......................................................        1,010           951          904
 Advertising .....................................................        1,445         1,227        1,225
 Other real estate owned maintenance expense .....................          345           201          230
 Loss on sale and write-downs of other real estate owned .........          170           454          500
 Amortization of intangibles .....................................          919         1,360        1,371
 Merchant credit card deposit expense ............................        1,954         1,597        1,218
 Credit card origination expense .................................          838           490          235
 Credit card processing expense ..................................          874           577          318
 IPF servicing ...................................................           --           567        2,323
 Other ...........................................................       10,180         6,530        6,953
                                                                      ---------      --------     --------
                                                                         53,593        46,570       46,222
                                                                      ---------      --------     --------
   Income before income taxes ....................................       15,432        17,901        9,318
Income taxes .....................................................        4,000         4,570        4,238
                                                                      ---------      --------     --------
   Net income ....................................................       11,432        13,331        5,080
Preferred stock dividends ........................................           --          (467)        (142)
                                                                      ---------      --------     --------
   Net income available to common shareholders ...................    $  11,432      $ 12,864     $  4,938
                                                                      =========      ========     ========
Per share data
 Net income per common share - basic .............................    $    1.11      $   1.33     $   0.56
 Net income per common share - diluted ...........................    $    1.04      $   1.25     $   0.53

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders
JeffBanks, Inc.

         We have audited the accompanying consolidated balance sheets of JeffBanks, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholders' equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of JeffBanks, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.



GRANT THORNTON LLP
Philadelphia, Pennsylvania
January 19, 1999